Critical Accounting Estimates and Judgments (Narrative) (Details) - USD ($) $ in Millions	6 Months Ended	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2017	Oct. 31, 2017	Jun. 30, 2017
Statement [Line Items]
Estimated financial effect of contingent liabilities			$ 23.4	$ 8.5
Explanation of estimated financial effect of contingent liabilities		While the Company continues to believe its tax filing position based upon the APA is correct, should the Company ultimately be required to pay tax on its silver revenues based on market prices without any mitigating adjustments, the incremental income tax for the years 2012-2017 would be in the range of $130 - $145 million, before interest or penalties.
Proceeds from value added tax refunds	$ 15.2